Annual Fund Operating Expenses - Harbor Target Retirement 2035 Fund - Institutional Class	Mar. 01, 2021
Operating Expenses:
Management Fees	none
Distribution and Service (12b-1) Fees	none
Other Expenses	none
Acquired Fund Fees and Expenses,	0.70%	[1],[2]
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.70%	[3]

[1]	Restated to reflect current fees.
[2]	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the underlying Harbor funds (the Acquired Funds) in which the Fund invests. See “The Adviser” on page 55 for further details.
[3]	Total annual fund operating expenses shown in this table will not agree to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Funds’ fees and expenses.